SCHEDULE 14A INFORMATION

                                                                                                        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

ADVISORONE FUNDS

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December 28, 2011

Dear AdvisorOne Funds Shareholder,

I am writing to inform you of the upcoming special meeting of the shareholders of the Amerigo Fund, the Clermont Fund, the Select Allocation Fund, the Descartes Fund, the Liahona Fund, the Reservoir Fund, the Enhanced Income Fund, the Flexible Income Fund, the Select Appreciation Fund, and the Shelter Fund; all of which are series of the AdvisorOne Funds.

Representing the management of the AdvisorOne Funds, I ask that you exercise your voting rights as shareholders of the Funds to help us move forward with the following initiative.  We ask you to elect five Trustees to the Funds’ Board of Trustees.

VOTING IS IMPORTANT AND EASY—BY TELEPHONE, INTERNET OR MAIL—AND IT WILL ONLY TAKE A FEW MINUTES OF YOUR TIME.

We believe that electing the five nominees to the Board of Trustees will provide shareholders with several important benefits:

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An expanded Board will provide new and valuable perspectives to the operations and future direction of the Funds.

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It will help the Board to maintain its independence and objectivity.

YOUR VOTE IS EXTREMELY IMPORTANT TO US, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WE URGE YOU TO VOTE AS SOON AS POSSIBLE.  PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO PLACE YOUR VOTE BY MAIL, TELEPHONE OR ON THE INTERNET.  IF YOU HAVE ANY QUESTIONS, PLEASE CALL US TOLL-FREE AT 1-866-811-0225.

Sincerely,

/s/ W. Patrick Clarke

W. Patrick Clarke

President, AdvisorOne Funds

AdvisorOne Funds

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 17, 2012

Dear Shareholders:

The Board of Trustees of the AdvisorOne Funds, an open-end management investment company organized as a Delaware trust (the “Trust”), has called a special meeting of the shareholders of the Amerigo Fund, the Clermont Fund, the Select Allocation Fund, the Descartes Fund, the Liahona Fund, the Reservoir Fund, the Enhanced Income Fund, the Flexible Income Fund, the Select Appreciation Fund, and the Shelter Fund, to be held at the offices of the Trust’s transfer agent, Gemini Fund Services, LLC, 450 Wireless Boulevard., Hauppauge, New York  11788 on February 17, 2012 at 10:00 a.m., Eastern Time, for the following purposes:

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To elect Trustees to the Board of Trustees of the Trust.

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To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on November 28, 2011 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 17, 2012. A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyonline.us/docs/advisorone.pdf

By Order of the Board of Trustees

/s/ W. Patrick Clarke

W. Patrick Clarke, President

December 28, 2011

                                                                                                                                                                                    YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call 1-866-811-0225.

AdvisorOne Funds

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 17, 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AdvisorOne Funds (the “Trust”) on behalf of the Amerigo Fund, the Clermont Fund, the Select Allocation Fund, the Descartes Fund, the Liahona Fund, the Reservoir Fund, the Enhanced Income Fund, the Flexible Income Fund, the Select Appreciation Fund, and the Shelter Fund (each a “Fund,” collectively the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s transfer agent, Gemini Fund Services, LLC, 450 Wireless Boulevard., Hauppauge, New York  11788 on February 17, 2012 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about December 28, 2011.

The Meeting has been called by the Board of Trustees of the Trust for the election of five new Trustees to the Board of Trustees. The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.  Only shareholders of record at the close of business on November 28, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to AdvisorOne Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-866-811-0225.

PROPOSAL

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect W. Patrick Clarke, Larry A. Carter, John W. Davidson, Edward D. Foy, Douglas E. McCash, and Anthony Hertl (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

The Board of Trustees currently consists of Michael Miola, Gary Lanzen, and Anthony Hertl.  L. Merill Bryan, Jr., a former Trustee, retired from the Board effective September 24, 2011.  Mr. Miola has decided to retire from the Board upon the election of the Nominees.  Mr. Lanzen and Mr. Hertl have agreed to continue to serve on the Board of Trustees.

The Investment Company Act of 1940, as amended (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement in the future, the Board of Trustees now proposes to have shareholders elect Mr. Hertl to the Board.  Even if he is not elected by shareholders, Mr. Hertl will continue to serve as a Trustee on the Board.

In order to fill the vacancies that will be created by the departure of Mr. Bryan and the planned departure of Mr. Miola, and to further enhance the strength of the Board, the Board voted to increase the size of the Board to seven, and the Nominating Committee has nominated five additional persons to serve along with Mr. Lanzen and Mr. Hertl.  Messrs. W. Patrick Clarke, Larry A. Carter, John W. Davidson, Edward D. Foy, and Douglas E. McCash were nominated for election by Mr. Lanzen and Mr. Hertl, both incumbent Trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (referred to hereafter as “Independent Trustees”).  If elected, Larry A. Carter, John W. Davidson and Edward D. Foy will be considered to be Independent Trustees and W. Patrick Clarke and Douglas E. McCash will each be considered an “interested person” of the Trust because of their affiliations with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), CLS Investments, LLC (the Funds’ investment adviser) and Northern Lights Distributors, LLC (the Funds’ Distributor).  If each of the nominees are elected, Mr. Miola will resign from the Board.

The Independent Trustees approved the nominations of Messrs. W. Patrick Clarke, Larry A. Carter, John W. Davidson, Edward D. Foy, and Douglas E. McCash at meetings held on October 31, 2011 and November 27, 2011.  Mr. Hertl was nominated, and elected to the Board by the Trustees, in 2004.  If elected, Messrs. Clarke, Carter, Davidson, Foy, and McCash will assume office on or about February 17, 2011.

Information about the Nominees and Incumbent Trustees

Nominees

Information about each Nominee for Trustee, including the number of other funds in the Trust that will be overseen by the Nominee, as well as their address, age, principal occupation, and other directorships (in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940) held during the past five years, is set forth in the following table:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Directorships Held by the Nominee for Trustee During the Past 5 Years
Interested Nominees:
W. Patrick Clarke[2] 1945	Trustee Nominee / President	President Since February 2003	President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investments, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC, Taurus Financial Consultants, LLC (All 2003-Present), Gemcom, LLC and Northern Lights Compliance Services, LLC (2004-Present).	10	Constellation Trust Company
Douglas E. McCash[3] 1970	Trustee Nominee	N/A	Chief Compliance Officer for CLS Investments, LLC (2008-Present); Associate General Counsel NorthStar Financial Services Group, LLC (2006-2011).	10	NONE
Independent Nominees:
Larry A. Carter 1952	Trustee Nominee	N/A	Consultant to private equity clients on grain processing industry (since 2004).	10	NONE
John W. Davidson 1946	Trustee Nominee	N/A	Director, President & Chief Economist of PartnerRe Asset Management Corporation; Chief Investment Officer of Partner Reinsurance Company of the US (2001-2008); Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	10	PartnerRe Asset Management Corporation, PartnerRe Reinsurance Company of the US
Edward D. Foy 1952	Trustee Nominee	N/A	President and Chief Investment Officer of Foy Financial Services, Inc. (1987-Present).	10	NONE
Anthony Hertl 1950	Trustee	Since 2004	Consultant to small and emerging businesses (since 2000).	10

Northern Lights Fund Trust and Northern Lights Variable Trust (92 portfolios); Satuit Capital Management Trust Fund (4 portfolios); Ladenburg Thalmann Alternative Strategies Fund, The World Funds Trust, Global Real Estate Fund (2008-2011), Z Seven Fund, Inc., (2007- May 2010),  Greenwich Advisors Trust (2007 – February 2011).

1 The mailing address of each officer and Trustee is: c/o AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

2 Mr. Clarke is categorized as an “interested” nominee because of his position as President of the Trust, as well as his affiliations with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent), CLS Investments, LLC (the Funds’ investment adviser) and Northern Lights Distributors, LLC (the Funds’ Distributor).

3 Mr. McCash is categorized as an “interested” nominee because of his position as CCO of CLS Investments, LLC.

Generally, the Trust believes that each Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Nominating Committee concluded that Mr. Clarke should serve as a Trustee of the Trust because of his extensive experience in the industry and his unique familiarity with the Trust obtained in his nearly 9 years as President. Similarly, the Nominating Committee concluded that Mr. McCash should serve as a Trustee of the Trust because of his familiarity with the Trust and his valuable experience in the industry, particularly related to his role as Chief Compliance Officer of the adviser to the Trust for the past 3 years.  The Board determined that Mr. Hertl should continue to serve as a Trustee of the Trust in part on the basis of the quality of his service on behalf of the Trust over the prior 7 years and his experience in the industry in general.

The Board also concluded that Messrs. Carter, Davidson, and Foy should serve as Trustees of the Trust because of their broad financial backgrounds and their independent perspectives. The Board concluded that the Trust will benefit from Mr. Carter’s extensive financial and accounting experience, including his past chairmanship of the audit committee of a NASDAQ-listed company, as well as his 35 years of experience as a Certified Public Accountant.  The Board also concluded that the Trust will benefit from Mr. Davidson’s 30 years experience in the investment management industry, including over 14 years of service leading asset management companies, as well as Mr. Davidson’s experience with economic analysis over the past 3 years as an author of a weekly economic publication.   The Board also noted that Mr. Davidson holds a CFA (Chartered Financial Analyst) charter.  Finally, the Board noted that Mr. Foy holds the Registered Financial Consultant designation with the International Association of Registered Financial Consultants and concluded that the Trust will benefit from Mr. Foy’s 30 years of experience in the financial services industry. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Incumbent Independent Trustee & Officers of the Trust

The following table provides information regarding the remaining incumbent Trustee, who is independent, as well as the officers of the Trust that are not Nominees.

Name, Address[4] and Year of Birth	Position(s) Held with the Trust / Term of Office and Length of Time Served[5]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Incumbent Trustee	Other Directorships Held by Incumbent Trustee During the Past 5 Years
Gary Lanzen 1954	Trustee Since 2003	Chief Investment Officer, Orizon Investment Counsel, LLC, ( 2000-2010).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (92 portfolios), Ladenburg Thalmann Alternative Strategies Fund
Brian Nielsen 1972	Secretary and Chief Legal Officer Since 2003

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003), CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004)

			N/A	N/A
Michael J. Wagner 1950	Chief Compliance Officer Since 2006	President (4/2006-present) of Northern Lights Compliance Services, LLC.	N/A	N/A
Andrew Rogers 1969	Treasurer Since 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), Manager (since 3/2006) and President (2004-2011), Gemcom LLC formerly Manager,  Northern Lights Compliance Services, LLC (3/2006-5/2008).

			N/A	N/A
James Colantino 1969	Assistant Treasurer Since March 29, 2007	Senior Fund Administrator (since 2004), Gemini Fund Services, LLC.	N/A	N/A
Kevin Wolf 1969	Assistant Treasurer Since 2009	Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice-President, Gemcom, LLC (2004 - Present).	N/A	N/A
Dawn Borelli 1972	Assistant Treasurer Since June 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A

4 The mailing address of each officer and Trustee is: c/o AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

5 Trustees serve on the Board of Trustees for an indefinite term.  The term of office of each officer is until the successor is elected.

	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Independent Trustees/Nominees
Gary Lanzen	NONE	NONE
Anthony Hertl	NONE	NONE
Larry A. Carter	NONE	NONE
John W. Davidson	NONE	NONE
Edward D. Foy	NONE	NONE
Interested Nominees
W. Patrick Clarke	Over $100,000	Over $100,000
Douglas E. McCash	NONE	NONE

Trustee and Officer Compensation

Prior to July 2011, the Trust paid each Trustee of the Trust who was not an interested person a per meeting fee of $3,000 if attended in person and $750 if attended by telephone.  For special board meetings, each Trustee who was not an interested person was paid $200 per Fund participating in the meeting, with a minimum of $1,000, whichever was greater.  Trustees were not compensated for Committee Meetings occurring on the same day as a Board meeting. Trustees were compensated for stand-alone Committee Meetings at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of Funds participating.

Effective July 1, 2011, the Trust will pay each Trustee of the Trust who was not an interested person a fee of $6,000 per quarter. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended April 30, 2011.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
Gary Lanzen, Trustee	$12,000	N/A	N/A	$12,000
Anthony Hertl, Trustee	$12,000	N/A	N/A	$12,000

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since 2003.  Mr. Miola is an interested person by virtue of his indirect controlling interest in CLS Investments, LLC, (the investment adviser to all of the Funds) and his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor).  The Board of Trustees is comprised of Mr. Miola and two (2) Independent Trustees.  The Independent Trustees selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has an independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit and Nominating Committee

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees, and also performs Compensation Committee functions. The Audit and Nominating Committee solicits recommendations for potential trustee candidates from officers and Trustees, including members of the Committee. The Audit and Nominating Committee reviews the credentials and experience of candidates, engages in interviews with candidates when appropriate, and makes nominations based on the consensus of the Audit and Nominating Committee members. The Board of Trustees has determined that Anthony Hertl, an independent Trustee, is an audit committee financial expert. The Committee generally will not consider nominees recommended by shareholders of a Fund.  During the Funds’ fiscal year ended April 30, 2011, the Committee met four times, and the entire Board met four times, including regularly scheduled and special meetings, with every Trustee in attendance for each meeting.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the nominees to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of AdvisorOne Funds, an open-end investment management company organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996.  The Trust’s principal executive offices are located at offices at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137. The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain CLS Investments, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, as Fund manager and investment advisor.  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, serves as the distributor of the shares of each class of each Fund pursuant to an Underwriting Agreement with the Trust. The Funds also retain Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788, to act as the Funds’ administrator, transfer agent, dividend disbursing agent and fund accountant.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of each nominee to the Board of Trustees, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

AdvisorOne Funds	Shares
Amerigo Fund	37,447,572.600
Clermont Fund	26,106,362.145
Select Allocation Fund	22,608,180.029
Descartes Fund	15,978,851.373
Liahona Fund	22,021,930.702
Reservoir Fund	111,050.408
Enhanced Income Fund	10,657,887.083
Flexible Income Fund	12,347,120.200
Select Appreciation Fund	6,636,887.197
Shelter Fund	6,818,945.709
AdvisorOne Funds Total	160,734,787.446

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting. Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting. Under this plurality system, vacant trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Each Fund’s shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. At shareholder meetings, the holders of thirty percent of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitutes a quorum. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposal.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the meeting, but they are not affirmative votes for any proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 28, 2011, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

AMERIGO FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	3,640,722.450	9.79%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	17,158,129.023	46.14%

CLERMONT FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	2,759,405,718	10.57%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	9,505,839.863	36.41%

SELECT ALLOCATION FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	2,340,058.703	10.35%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	9,111,675.342	40.30%

DESCARTES FUND- CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	1,765,157.074	11.05%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	8,072,523.843	50.52%

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LIAHONA FUND- CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	2,622,749.659	11.91%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	9,462,793	42.97%

SELECT APPRECIATION FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	826,304.263	12.45%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	3,350,509.074	50.48%

FLEXIBLE INCOME FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	1,495,070.220	12.11%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	3,779,837.961	30.61%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68164	800,168.556	6.48%

ENHANCED INCOME FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	2,790,170.411	26.18%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	2,303,147.248	21.61%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68164	723,184.855	6.79%

RESERVOIR FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Mary H. Belmarez 4315 Castledale Dr Houston, TX 77093	2,264.233	13.29%
Ruth W. Smith 231 Rodell Barrow Road La Grange, NC 28551	1,343.643	7.89%
Constellation Trust FBO Jack Kipness Rollover 4020 S. 147th Street Omaha, NE 68137	5,248.832	30.81%
CTC FBO Linda Canepa IRA 4020 S. 147th Street Omaha, NE 68137	1,016.984	5.97%
CTC FBO James Buskirk Rollover 4020 S. 147th Street Omaha, NE 68137	4,521.533	26.54%

SHELTER FUND – CLASS N	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	480,551.080	7.05%
National Financial Services One World Financial Center ATTN Mutual Funds Dept 5th floor New York, NY 10281	426,675.777	6.26%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68164	457,207.839	6.70%

RESERVOIR FUND – INV SHARES	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	22,433.832	23.86%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68164	49,476.941	52.63%
TD Ameritrade Trust Company CO # 00L94 P.O. Box 17748 Denver, CO 80217-0748	6,299.868	6.70%

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to W. Patrick Clarke, President, AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged The Altman Group, a proxy solicitation firm, to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies, which is anticipated to total between $101,570 and $128,832, will be borne by the Trust.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Trust will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and CLS Investments, LLC may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 1-866-811-0225, or write the Trust at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on February 17, 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.us/docs/advisorone.pdf

BY ORDER OF THE BOARD OF TRUSTEES

/s/ W. Patrick Clarke

W. Patrick Clarke

President

Dated December 28, 2011

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-866-811-0225.

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AdvisorOne Funds	PROXY CARD FOR “FUND NAME HERE” SPECIAL MEETING OF SHAREHOLDERS−FEBRUARY 17, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers and Kevin Wolf each the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the AdvisorOne Funds (the “Trust”) to be held at the offices of the Trust’s transfer agent, Gemini Fund Services, LLC, 450 Wireless Boulevard., Hauppauge, New York  11788 on February 17, 2012 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Trust, on the proposal set forth regarding the election of Trustees and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number È 1234567890123
2.Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3.Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
4. Phone:	Dial toll-free 1-800-814-2879 to speak with a representative. Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.PROXY BALLOTS MUST BE RECEIVED BY FEBRUARY 17, 2011 TO BE COUNTED.

“FUND NAME HERE”

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE:¢

1. To elect the following five individuals as directors of AdvisorOne Funds:

NOMINEES:

(01) W. Patrick Clarke

(04) Edward D. Foy

(02) Larry A. Carter

(05) Douglas E. McCash

(03) John W. Davidson

(06) Anthony Hertl

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT:
☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), check the “withhold” box and write the number assigned to such nominee here:

MEETING ATTENDANCE:

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHAREOWNERSHIP.

☐

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-2879
FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

The proxy statement for this meeting is available at: www.proxyonline.us/docs/advisorone.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON REVERSE SIDE